UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2022
IDEXX LABORATORIES INC /DE

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
IDEXX LABORATORIES INC /DE

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive	Westbrook,	Maine	04092
(Address of principal executive offices)			(ZIP Code)
0000874716
207.556.0300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ß240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 11, 2022, IDEXX Laboratories, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated March 31, 2022, (the "Proxy Statement"): (1) the election of Jonathan W. Ayers, Stuart Essig, PhD, Jonathan J. Mazelsky and M. Anne Szostak each as Class III directors, for terms expiring at the 2025 annual meeting of shareholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the current fiscal year; and (3) the approval, on an advisory basis, of the compensation of the Company's named executive officers as presented in the Proxy Statement delivered to shareholders in connection with the Annual Meeting.

The voting results at the Annual Meeting with respect to each of the matters described above, were as follows:

Proposal One:	Election of Directors

Nominees	For	Against	Abstain	Broker Non-Votes
Jonathan W. Ayers	65,592,478	4,630,197	94,139	5,573,815
Stuart Essig, PhD	66,053,066	4,014,895	248,853	5,573,815
Jonathan J. Mazelsky	69,939,751	280,878	96,185	5,573,815
M. Anne Szostak	66,212,563	4,004,497	99,754	5,573,815

Proposal Two:	Ratification of Appointment of Independent Registered Public Accounting Firm

For	71,735,760
Against	4,064,423
Abstain	90,446
Broker Non-Votes	N/A

Proposal Three:	Advisory Vote to Approve Executive Compensation

For	66,515,843
Against	3,643,026
Abstain	157,945
Broker Non-Votes	5,573,815

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 13, 2022	By:	/s/ Sharon E. Underberg
Sharon E. Underberg
Executive Vice President, General Counsel and Corporate Secretary